Nile Africa, Frontier and Emerging Fund

Class A:	NAFAX
Class C: Institutional Class:	NAFCX NAFIX

a series of Nile Capital Investment Trust

Supplement dated March 12, 2019 to the Prospectus

 dated August 1, 2018

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The Board of Trustees (the “Board”) of Nile Capital Investment Trust (the “Trust”) has concluded that it is in the best interests of the Nile Africa, Frontier and Emerging Fund (the “Fund”), a series of the Trust, and its shareholders, that the Fund ceases operations.  The Board has determined to close the Fund and redeem all outstanding shares on March 28, 2019.

Effective March 12, 2019, the Fund will not accept any purchases and will no longer pursue its stated investment objectives. The Fund will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed. Shares of the Fund are otherwise not available for purchase.

Prior to March 28, 2019, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Fund’s prospectus. Unless your investment in a Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Fund’s prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO MARCH 28, 2019 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO SHAREHOLDERS’ ADDRESS OF RECORD OR RETURNED TO THE CLEARING ACCOUNT AT A SHAREHOLDER’S FINANCIAL INSTITUTION, AS APPLICABLE.  IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 1-877-682-3742.

IF YOU HAVE SPECIFIC QUESTIONS FOR THE FUND MANAGER, PLEASE CONTACT 1-646-367-2820.

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This Supplement and the existing Prospectus and Statement of Additional Information dated August 1, 2018 provides relevant information for all shareholders and should be retained for future reference.  The Fund’s Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling 1-877-682-3742.